HYDE PARK ACQUISITION CORP.
(a corporation in the development stage)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Hyde Park Acquisition Corp.

We have audited the accompanying balance sheet of Hyde Park Acquisition Corp. (formerly Rand Acquisition Corp. II), (a development stage company) (the “Company”) as of March 13, 2007 and December 31, 2006, and the related statements of operations, stockholders’ equity and cash flows for the cumulative period from August 21, 2006 (inception) to March 13, 2007, the period from January 1, 2007 to March 13, 2007 and the period from August 21, 2006 (inception) to December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hyde Park Acquisition Corp., as of March 13, 2007 and December 31, 2006, and the results of its operations and its cash flows for the cumulative period from August 21, 2006 (inception) to March 13, 2007, the period from January 1, 2007 to March 13, 2007 and the period from August 21, 2006 (inception) to December 31, 2006 in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP
New York, New York

March 14, 2007

HYDE PARK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)

BALANCE SHEETS

	March 13,	December 31,
	2007	2006
ASSETS
Current Assets:
Cash	$394,163	$43,276
Cash held in Trust Fund	86,750,000	-
Prepaid expenses	16,849	-

Total current assets	87,161,012	43,276
Deferred offering costs	-	126,165

Total Assets	$87,161,012	$169,441

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accrued expenses	79,378	19,843
Deferred underwriters' fees	1,350,000	-
Shareholder advance	43,404	-
Notes payable to initial stockholders	125,000	125,000

Total current liabilities	1,597,782	144,843

Common stock, subject to possible redemption, 2,248,875 shares at redemption value	17,341,325	-

Commitment

Stockholders' Equity
Preferred stock, $.0001 par value, Authorized 1,000,000 shares; non issued	-	-
Common stock, $.0001 par value, Authorized 40,000,000 shares, issued and outstanding 14,062,500 shares(which includes 2,248,875 subject to possible redemtion) and 2,812,500, respectively	1,406	281
Additional paid-in capital	68,243,920	24,719
Deficit accumulated during development stage	(23,421)	(402)

Total stockholders' equity	68,221,905	24,598

Total liabilities and stockholders' equity	$87,161,012	$169,441

See accompanying notes to financial statements

HYDE PARK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)

STATEMENTS OF OPERATIONS

	Period from August 21,
	2006 (inception) to	Period from January 1,	Period from August 21,
	March 13, 2007	2007 to	2006 (inception) to
	(cumulative)	March 13, 2007	December 31, 2006

Formation costs	$800	$-	$800
Trustee fees	4,000	4,000	-
Management fees	1,935	1,935	-
Professional fees	2,000	2,000
Delaware franchise taxes	16,082	15,332	750
Operating loss	(24,817)	23,267	(1,550)
Interest income	1,396	248	1,148
Net loss for the period	$(23,421)	$(23,019)	$(402)

Weighted average shares outstanding, basic and diluted	2,867,378	2,968,750	2,812,500
Basic and diluted net loss per share	$(0.01)	$(0.01)	$(0.00)

See accompanying notes to financial statements

HYDE PARK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)

STATEMENT OF CHANGES IN STOCKHOLDERS' EQUITY

			Additional	Deficit accumulated
	Common Stock		Paid-In	during the
	Shares	Amount	Capital	development stage	Total

Issuance of common stock to intial stockholders on August 21, 2006 at $.0167 per share	2,812,500	$281	$24,719	$-	$25,000

Net loss for the period ended December 31, 2006	-	-	-	(402)	(402)

Balance, December 31, 2006	2,812,500	281	24,719	(402)	24,598

Sale of 11,250,000 units, net of underwriters' discount and offering expenses (2,248,875 shares subject to possible redemption)	11,250,000	1,125	84,060,426	-	84,061,551

Proceeds from issuance of underwriter's option	-	-	100	-	100

Proceeds subject to possible redemption of 2,248,875 shares	-	-	(17,341,325)	-	(17,341,325)

Sale of 1,500,000 warrants to initial stockholders	-	-	1,500,000	-	1,500,000

Net loss for the period ended March 13, 2007	-	-	-	(23,019)	(23,019)

Balance, March 13, 2007	14,062,500	$1,406	$68,243,920	$(23,421)	$68,221,905

See accompanying notes to financial statements

HYDE PARK ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)

STATEMENT OF CASH FLOWS

	Period from August 21,
	2006 (inception) to	Period from January 1,	Period from August 21,
	March 13, 2007	2007 to	2006 (inception) to
	(cumulative)	March 13, 2007	December 31, 2006

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(23,421)	$(23,019)	(402)
Increase in prepaid expenses	(16,849)	(16,849)	-
Increase in accrued expense	19,810	19,060	750
Net cash used on operating activities	(20,460)	(20,808)	348

CASH FLOWS FROM INVESTING ACTIVITIES
Cash held in Trust Fund	(86,750,000)	(86,750,000)	-
Net cash used on investing activities	(86,750,000)	(86,750,000)	-

CASH FLOWS FROM FINANCING ACTIVITIES
Gross proceeds from initial public offering	90,000,000	90,000,000	-
Proceeds from underwriters' purchase option	100	100
Proceeds from notes payable, stockholders	125,000	-	125,000
Proceeds from shareholder advance	43,404	43,404
Proceeds from sale of common shares	25,000	-	25,000
Proceeds from issuance of warrants	1,500,000	1,500,000
Payment of costs of public offering	(4,528,881)	(4,421,809)	(107,072)
Net cash provided by financing activities	87,164,623	87,121,695	42,928

Net increase in cash	394,163	350,887	43,276
Cash at beginning of period	-	43,276	-
Cash at end of period	$394,163	$394,163	$43,276

Supplemental schedule of non-cash financing activity:
Accrual of offering costs	$59,569	$40,476	$19,093
Deferred underwriters fees	1,350,000	1,350,000	-
Total	$1,409,569	$1,390,476	$19,093

See accompanying notes to financial statements

HYDE PARK ACQUISITION CORP.
(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1. Organization and Business Operations

Hyde Park Acquisition Corp. (the “Company”) was incorporated in Delaware on August 21, 2006 for the purpose of effecting a merger, capital stock exchange, asset acquisition or other similar business combination with an operating business (“Business Combination”).

At March 13, 2007, the Company had not yet commenced any operations. All activity through March 13, 2007 relates to the Company’s formation and the public offering described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company's initial public offering ("Offering") was declared effective March 5, 2007. The Company consummated the offering on March 13, 2007 and received net proceeds of approximately $84,062,000 (Note 2). The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully effect a Business Combination. An amount of $86,750,000, which includes $1,500,000 relating to the sale of Insider Warrants (as defined below) and $1,350,000 deferred payment to EarlyBirdCapital, Inc. and Legend Merchant Group, Inc., the underwriters in the Offering ("Underwriters"), of the net proceeds is being held in a trust account ("Trust Fund") until the earlier of (i) the consummation of its first Business Combination or (ii) liquidation of the Company. Under the agreement governing the Trust Fund, funds will only be invested in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940. The remaining net proceeds and other earnings on the net proceeds held in the Trust Fund, up to $1,550,000, may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses.

The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 20% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company’s stockholders prior to the Offering, including all of the officers and directors of the Company (“Initial Stockholders”), have agreed to vote their 2,812,500 founding shares of common stock in accordance with the vote of the majority in interest of all other stockholders of the Company (“Public Stockholders”) with respect to any Business Combination. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares into cash. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 19.99% of the aggregate number of shares owned by all Public Stockholders may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares held by Initial Stockholders.

HYDE PARK ACQUISITION CORP.
(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

1. Organization and Business Operations - (continued)

The Company’s Certificate of Incorporation was amended prior to the Offering to provide that the Company will continue in existence only until March 5, 2009. If the Company has not completed a Business Combination by such date, its corporate existence will cease except for the purposes of winding up its affairs and liquidating. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units offered in the Offering discussed in Note 2).

Cash and Cash Equivalents - Cash and cash equivalents are deposits with financial institutions as well as short-term money market instruments with maturities of three months or less when purchased.

Concentration of Credit Risk - Financial instruments that potentially subject the Company to a significant concentration of credit risk consist primarily of cash and cash equivalents. The Company may maintain deposits in federally insured financial institutions in excess of federally insured limits. However, management believes that Company is not exposed to significant credit risk due to the financial position of the depository institutions in which those deposits are held.

Fair Value of Financial Instruments - The fair value of the Company’s assets and liabilities that qualify as financial instruments under SFAS No. 107 “Disclosures about Fair Value of Financial Instruments,” approximate their carrying amounts presented in the balance sheets at March 13, 2007 and December 31, 2006.

The Company accounts for derivative instruments, if any, in accordance with SFAS No. 133 “Accounting for Derivative Instruments and Hedging Activities,” as amended (“SFAS 133”) which establishes accounting and reporting standards for derivative instruments.

Deferred Income Taxes - Deferred income taxes are provided for the differences between bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Loss Per Share - Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period.

The effect of the 11,250,000 outstanding warrants issued in connection with the initial public offering, the 1,500,000 outstanding warrants issued in connection with the private placement and the 600,000 units included in the underwriters purchase options has not been considered in diluted loss per share calculations since the effect of such warrants and options would be antidilutive

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements - In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” an interpretation of FASB Statement No. 109 (“FIN 48”), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax position. A tax benefit from an uncertain position may be recognized only if it is “more likely than not” that the position is sustainable based on its technical merits. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have a material effect on the Company’s financial condition or results of operations.

Management does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

HYDE PARK ACQUISITION CORP.
(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

2. Initial Public Offering

On March 13, 2007, the Company sold 11,250,000 Units in the Offering. Each Unit consists of one share of the Company’s common stock and one Redeemable Common Stock Purchase Warrant (“Warrants”). Each Warrant entitles the holder to purchase from the Company one share of common stock at an exercise price of $5.00 commencing the later of the completion of a Business Combination and March 5, 2008 and expiring March 4, 2011. The Company may redeem the Warrants, with the prior consent of EarlyBirdCapital, Inc. (“EBC”), the representative of the underwriters in the Offering, at a price of $.01 per Warrant upon 30 days’ notice while the Warrants are exercisable, only in the event that the last sale price of the common stock is at least $11.00 per share for any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. If the Company redeems the Warrants as described above, management will have the option to require any holder that wishes to exercise his Warrant to do so on a “cashless basis.” In such event, the holder would pay the exercise price by surrendering his Warrants for that number of shares of Common Stock equal to the quotient obtained by dividing (x) the product of the number of shares of Common Stock underlying the Warrants, multiplied by the difference between the exercise price of the Warrants and the “fair market value” (defined below) by (y) the fair market value. The “fair market value” shall mean the average reported last sale price of the Common Stock for the 10 trading days ending on the third trading day prior to the date on which the notice of redemption is sent to holders of Warrants. In accordance with the warrant agreement, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

The Company agreed to pay the underwriters in the Offering an underwriting discount of 5.5% of the gross proceeds of the Offering and a non-accountable expense allowance of 0.5% of the gross proceeds of the Offering. However, the underwriters have agreed that 1.5% of the underwriting discount will not be payable unless and until the Company completes a Business Combination and has waived their right to receive such payment upon the Company's liquidation if it is unable to complete a Business Combination. Approximately $1,350,000 is being held in the Trust Fund as deferred underwriting discount. This amount has been accrued as of March 13, 2007.

In connection with this Offering, the Company also issued an option (“Option”), for $100, to EBC to purchase 600,000 Units at an exercise price of $8.80 per Unit. The Units issuable upon exercise of the Option are identical to the Units sold in the Offering. The Company intends to account for the fair value of the Option, inclusive of the receipt of the $100 cash payment, as an expense of the Offering resulting in a charge directly to stockholders’ equity. The Company estimates that the fair value of the Option is approximately $2,019,940 ($3.3549 per Unit) using a Black-Scholes option-pricing model. The fair value of the Option granted to the Underwriter is estimated as of the date of grant using the following assumptions: (1) expected volatility of 43.78%, (2) risk-free interest rate of 4.67% and (3) expected life of 5 years. The Option may be exercised for cash or on a "cashless" basis, at the holder's option, such that the holder may use the appreciated value of the Option (the difference between the exercise prices of the Option and the underlying Warrants and the market price of the Units and underlying securities) to exercise the Option without the payment of any cash. The Company will have no obligation to net cash settle the exercise of the Option or the Warrants underlying the Option. The holder of the Option will not be entitled to exercise the Option or the Warrants underlying the Option unless a registration statement covering the securities underlying the Option is effective or an exemption from registration is available. If the holder is unable to exercise the Option or underlying Warrants, the Option or Warrants, as applicable, will expire worthless.

HYDE PARK ACQUISITION CORP.
 (a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

3. Private Placement

The Company’s officers and directors have purchased a total of 1,500,000 Warrants (“Insider Warrants”) at $1.00 per Warrant (for an aggregate purchase price of $1,500,000) privately from the Company. The purchases took place simultaneously with the consummation of the Offering. All of the proceeds received from the purchases have been placed in the Trust Account. The Insider Warrants purchased by such purchasers are identical to the Warrants underlying the Units that were offered in the Offering except that if the Company calls the Warrants for redemption, the Insider Warrants may be exercisable on a “cashless basis,” at the holder’s option (except in the case of a forced cashless exercise upon the Company’s redemption of the Warrants, as described above), so long as such securities are held by such purchasers or their affiliates. Furthermore, the purchasers have agreed that the Insider Warrants will not be sold or transferred by them until after the Company has completed a Business Combination.

The Initial Stockholders and the holders of the Insider Warrants (or underlying securities) will be entitled to registration rights with respect to their founding shares or Insider Warrants (or underlying securities) pursuant to an agreement that was signed on March 5, 2007. The holders of the majority of the founding shares are entitled to demand that the Company register these shares at any time commencing three months prior to the first anniversary of the consummation of a Business Combination. The holders of the Insider Warrants (or underlying securities) are entitled to demand that the Company register these securities at any time after the Company consummates a Business Combination. In addition, the Initial Stockholders and holders of the Insider Warrants (or underlying securities) have certain “piggy-back” registration rights on registration statements filed after the Company’s consummation of a Business Combination.

4. Notes Payable, Stockholders

The Company issued unsecured promissory notes in an aggregate principal amount of $125,000 to the Initial Stockholders on August 21, 2006. The notes are non-interest bearing and are due upon the consummation of the Offering. Due to the short-term nature of the notes, the fair value of the notes approximates their carrying amount.

In March 2007, one of the shareholders advanced the Company an additional $43,404 which is payable on demand.

5. Income Taxes

Deferred income tax assets and liabilities are computed for differences between the financial statements and tax basis of assets and liabilities that will result in future taxable or deductible amounts and are based on enacted tax laws and rates applicable to the periods in which the differences are expected to effect taxable income. Valuation allowances are established when necessary to reduce deferred income tax assets to the amount expected to be realized.

Significant components of the Company's deferred tax assets are as follows:
		March 13, 2007		December 31, 2006
Expenses deferred for income tax purposes	$	$ 7,963	$	$ 137
Less: valuation allowance		(7,963)		(137)
Total		$-		$-

The effective tax rate differs from the statutory rate of 34% principally due to the increase in the valuation allowance.

HYDE PARK ACQUISITION CORP.
(a corporation in the development stage)

NOTES TO FINANCIAL STATEMENTS

6. Commitments

The Company presently occupies office space provided by an affiliate of the Company’s chairman of the board and chief executive officer. Such affiliate has agreed that, until the Company consummates a Business Combination or it liquidates, it will make such office space, as well as certain office and secretarial services, available to the Company, as may be required by the Company from time to time. The Company has agreed to pay such affiliate $7,500 per month for such services commencing on March 5, 2007. Included in the statements of operation for the periods ended March 13, 2007 is $1,935 representing management fees relating to such services.

EBC has been engaged by the Company to act as the Company’s non exclusive investment banker in connection with a proposed Business Combination. For assisting the Company in structuring and negotiating the terms of a Business Combination, the Company will pay EBC a cash transaction fee equal to 1% of the total consideration paid in connection with the Business Combination, with a maximum fee to be paid of  $900,000. Additionally, the Company have paid the fees and issued the securities to the underwriters in the Offering as described in Note 2 above.

Pursuant to letter agreements dated August 17, 2006 with the Company and EBC, the Initial Stockholders have waived their right to receive distributions with respect to their founding shares upon the Company’s liquidation.

7. Preferred Stock

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.

8. Common Stock

At March 13, 2007, 13,950,000 shares of common stock were reserved for issuance upon exercise of redeemable warrants and underwriters’ unit purchase option.